UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2011
Online Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26123 (Commission File Number)	52-1623052 (I.R.S. Employer Identification No.)
4795 Meadow Wood
Lane,
Chantilly, Virginia
20151
(Address of Principal
Executive Offices,
including zip code)
Registrant’s telephone number including area code: 703-653-3100
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On April 29, 2011, Online Resources Corporation issued a press release reporting a preliminary verdict in an employment related dispute with its former Chairman and CEO. The Company also provided commentary on its guidance and reset its first quarter earnings release date. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8 K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
April 29, 2011

ONLINE RESOURCES CORPORATION
By:	/s/Catherine A. Graham
	Name:	Catherine A. Graham
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 29, 2011.